SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2003

GENTA INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19635	33-0326866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Connell Drive
Berkeley Heights, NJ		07922
(Address of Principal Executive Offices)		(Zip Code)

(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

The Registrant hereby amends Item 7 of its Form 8-K Report dated August 14, 2003 as follows:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired

     Exhibit 99.2. Audited financial statements of Salus Therapeutics, Inc. for the year ended December 31, 2002.

    Exhibit 99.3. Unaudited financial statements of Salus Therapeutics, Inc. for the six months ended June 30, 2003 and 2002.

     (b) Pro Forma Financial Information

    Exhibit 99.4. Unaudited pro forma consolidated financial statements of Genta Incorporated for the year ended December 31, 2002 and the six months ended June 30, 2003.

     (c) Exhibits

    Exhibit 23. Consent of Deloitte & Touche LLP

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED

By:
/s/ RAYMOND P. WARRELL, JR., M.D.
			Name:	Raymond P. Warrell, Jr., M.D.
			Title:	Chairman, President, Chief Executive
Officer and Principal Executive Officer

Date:	November 4, 2003	By:
/s/ WILLIAM P. KEANE
			Name:	William P. Keane
			Title:	Vice President, Chief Financial Officer
and Principal Accounting Officer

EXHIBIT LIST

Exhibit

23.	Consent of Deloitte & Touche LLP

99.2.	Audited financial statements of Salus Therapeutics, Inc. for the year ended December 31, 2002.

99.3.	Unaudited financial statements of Salus Therapeutics, Inc. for the six months ended June 30, 2003 and 2002.

99.4.	Unaudited pro forma consolidated financial statements of Genta Incorporated for the year ended December 31, 2002 and the six months ended June 30, 2003.